AMERICAN SKANDIA TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

____________

INFORMATION STATEMENT

MARCH ___, 2006

To The Contract Owners:

At meetings of the Board of Trustees of American Skandia Trust (the Company), on September 13, 2005 and December 1, 2005, the Trustees approved new subadvisory agreements for several of the Company’s portfolios: AST Small-Cap Value Portfolio, AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio), AST T. Rowe Price Large-Cap Growth Portfolio (formerly AST Alliance Bernstein Large-Cap Growth Portfolio), AST Mid Cap Value Portfolio (formerly AST Gabelli All-Cap Value Portfolio) (together, the Portfolios). The parties to the subadvisory agreements are Prudential Investments LLC (PI, or the Manager) and, the following subadvisers:

Fund	Subadviser
AST Small-Cap Value Portfolio	Salomon Brothers Asset Management, Inc.
AST Large-Cap Value Portfolio	J.P. Morgan Investment Management, Inc.
AST T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price Associates, Inc.
AST Mid-Cap Value Portfolio	EARNEST Partners LLC and Wedge Capital Management LLP

This information statement describes the circumstances surrounding the Trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as each Fund’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

AMERICAN SKANDIA TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

____________

INFORMATION STATEMENT

MARCH ___, 2006

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST Small-Cap Value Portfolio, AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio), AST T. Rowe Price Large-Cap Growth Portfolio (formerly AST Alliance Bernstein Large-Cap Growth Portfolio), AST Mid- Cap Value Portfolio (formerly AST Gabelli All-Cap Value Portfolio) (together, the Portfolios), each a series of American Skandia Trust (AST, or the Company), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits each Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

The Company is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Massachusetts business trust.

The Company’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” PSF’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

The Company is providing this information statement to contract owners investing in the Fund as of December 5, 2005. This information statement relates to the approval by the Board of a new subadvisory agreement (the Subadvisory Agreement) dated as of December 5, 2005, between Prudential Investments LLC (PI, or the Manager) and each of the following subadvisers with respect to the applicable Portfolio, a copy of which agreement is attached hereto as Exhibit A. Salomon Brothers Asset Management Inc. (Salomon Brothers) has joined as a subadviser of AST Small-Cap Value Portfolio along with J.P. Morgan Investment Management, Inc. (J.P. Morgan), Lee Munder Investments, Inc, (Lee Munder), and Integrity Asset Management (Integrity). J.P. Morgan has joined as a subadviser to AST Large-Cap Value Portfolio, along with Hotchkis & Wiley Capital Management LLC (Hotchkis & Wiley). T. Rowe Price Associates, Inc. (T. Rowe Price) has replaced Alliance Capital Management (Alliance) as subadviser to the AST T. Rowe Price Large-Cap Growth Portfolio. EARNEST Partners LLC (EARNEST) and WEDGE Capital Management (WEDGE) have replaced GAMCO Investors, Inc. (GAMCO) as subadvisers to the AST Mid-Cap Value Portfolio. Salomon Brothers, J.P. Morgan, T. Rowe Price, EARNEST and WEDGE are each referred to as a New Subadviser, and, together, as the New Subadvisers. The subadvisory agreements with Hotchkis & Wiley, with respect to AST Large-Cap Value Portfolio, and J.P. Morgan, Lee Munder and Integrity, with respect to AST Small-Cap Value Portfolio, were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), at meetings of the Board on June 8, 2005.

The Portfolios will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about March 3, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Company’s Manager under a management agreement dated as of May 1, 2003. PI is a wholly-owned subsidiary of PIFM Holdco, Inc. which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102-4077. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately $94.9 billion. Information concerning the Company’s current management arrangements can be found in Exhibit B.

Annual and Semi-Annual Reports

Each Portfolio’s annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Portfolio is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At the September and December meetings, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by the Manager to add each new subadviser as a subadviser to the applicable Portfolio.

The Trustees decided to appoint Salomon Brothers as a subadviser to the AST Small-Cap Value Portfolio at a Board meeting on June 8, 2005, after the current subadvisers, J.P. Morgan. Lee Munder and Integrity, had informed PI that they were approaching the maximum level of assets that they could each efficiently manage under current market conditions. Consequently, PI recommended that the Board approve the Subadvisory Agreement with Salomon Brothers and that the Fund’s assets be reallocated among the existing subadvisers and Salomon Brothers. At the September meeting, the Trustees approved a new Subadvisory Agreement with Salomon Brothers subsequent to its corporate restructuring.

The Trustees decided to appoint J.P. Morgan as a subadviser to AST Large-Cap Value Portfolio after Hotchkis & Wiley informed PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions and would be closing its strategy to new assets. Consequently, PI recommended that the Board approve the Subadvisory Agreement with J.P. Morgan and that the Portfolio’s assets be reallocated between J.P. Morgan and Hotchkis & Wiley.

The Trustees decided to appoint T. Rowe Price as subadviser to AST T. Rowe Price Large-Cap Growth Portfolio after PI informed the Board that the prior subadviser, Alliance, had been persistently underperforming, largely due to poor stock selection, relative to peers over the last year. Consequently, PI recommended that the Board approve the Subadvisory Agreement with T. Rowe Price and that the Portfolio’s assets be reallocated to T. Rowe Price.

The Trustees decided to appoint EARNEST and WEDGE as subadvisers to AST Mid-Cap Value Portfolio after PI informed the Board of operational and compliance risks with the prior subadviser, GAMCO. Consequently, PI recommended that the Board approve the Subadvisory Agreements with EARNEST and WEDGE and that the Portfolio’s assets be reallocated between EARNEST and WEDGE to provide asset allocation options for the Portfolio.

The terms and conditions of the new Subadvisory Agreements are substantially similar to those of any existing subadvisory agreements with the Portfolios’ current or prior subadvisers, as applicable, except that the fee rate to be charged by the New Subadvisers under the Subadvisory Agreements differs from the fee rates charged by current or prior subadvisers pursuant to their respective subadvisory agreements. The Manager, not the Portfolios, pays the advisory fee to the New Subadvisers. Therefore, the addition of a New Subadviser does not result in any change in advisory fees paid by each Portfolio. A form of the Subadvisory Agreements is attached as Exhibit A to this Information Statement.

Under each Subadvisory Agreement, each New Subadviser renders investment advice to the applicable Portfolio in accordance with the investment objective and policies of the Portfolio as established by its Board, and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio’s Manager.

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.

Board Consideration of Subadvisory Agreements

AST Large Cap Value Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with J.P. Morgan with respect to the AST Large-Cap Value Portfolio. The Trustees decided to appoint J.P. Morgan as a subadviser to AST Large-Cap Value Portfolio after Hotchkis & Wiley informed PI that it was approaching the maximum level of assets that it could efficiently manage under current market conditions and would be closing its strategy to new assets. Consequently, PI recommended that the Board approve the Subadvisory Agreement with J.P. Morgan and that the Portfolio’s assets be reallocated between J.P. Morgan and Hotchkis & Wiley.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Hotchkis & Wiley under the current subadvisory agreement and those that would be provided to the Portfolio by J.P. Morgan under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that the existing subadvisers and J.P. Morgan were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of J.P. Morgan’s portfolio management team. The Board met in person with representatives of J.P. Morgan and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to J.P. Morgan’s organizational structure, senior management, investment operations, and other relevant information pertaining to J.P. Morgan. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to J.P. Morgan.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by J.P. Morgan and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by J.P. Morgan under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolios. With respect to the AST Large-Cap Value Portfolio, the Board received and considered information about the Portfolio’s historical performance, noting that for the one-year period ending December 31, 2004, the Portfolio’s returns outperformed the Peer Group, as well as the appropriate benchmark, but underperformed the same for the three-year and five-year time periods ending December 31, 2004. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that Hotchkis & Wiley assumed responsibility for managing the Portfolio’s assets in May 2004 and that, as a result, the Portfolio’s underperformance over three- and five-year periods was not attributable to Hotchkis & Wiley.

The Board received and considered information regarding the performance of other investment companies managed by J.P. Morgan utilizing an investment style and strategy similar to that proposed for the Portfolios, noting that J.P. Morgan had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to J.P. Morgan under the proposed new subadvisory agreement, which called for a fee rate of 0.30% of average daily net assets to $250 million; 0.25% of average daily net assets over $250 million. The Board also considered, among other things, the fee rates payable to J.P. Morgan by other funds for which J.P. Morgan serves as subadviser. As a result of the above considerations, the Board concluded that J.P. Morgan’s proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser’s Profitability. Because the engagement of J.P. Morgan is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of J.P.Morgan to experience economies of scale as each Portfolio grows in size. The Board noted J.P.Morgan’s proposed subadvisory fee rate contains breakpoints.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by J.P. Morgan and its affiliates as a result of J.P. Morgan’s relationship with the Portfolios. The Board concluded that any potential benefits to be derived by J.P. Morgan included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning J.P. Morgan

J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, NY NY 10036, is a registered investment advisor and indirect wholly owned subsidiaries of J.P. Morgan Chase & Co., a firm with a market capitalization of $138.9 billion as of December 31, 2005. Directors and employees of J.P. Morgan own shares in the firm’s parent company, J.P. Morgan Chase & Co. Specific ownership positions are unavailable for disclosure. As of December 31, 2005, employees of J.P. Morgan Chase & Co. held 5.2% of shares outstanding. This number excludes outstanding stock options. Exhibit C contains information about the other mutual funds managed by J.P. Morgan with investment objectives and strategies similar to those of the AST Large-Cap Value Portfolio, which J.P. Morgan will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of J.P. Morgan.

AST Small Cap Value Portfolio

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (Salomon Brothers) as an additional subadviser for the AST Small Cap Value Portfolio, to join the Portfolio’s existing subadvisers (Integrity Asset Management, Lee Munder Investments, Ltd. and J.P. Morgan Investment Management Inc.). Thereafter, Salomon Brothers’ corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup’s worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the “1940 Act”), the change in corporate ownership of Salomon Brothers is treated as a “change in control” resulting in an “assignment” of Salomon Brothers’ subadvisory agreement. Pursuant to the 1940 Act and the terms of the subadvisory agreement, the subadvisory agreement approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved a new subadvisory agreement with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreement was identical in all material respects to the agreement approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreement with Salomon Brothers, it considered that the various factors and conclusions it reached when the existing subadvisory agreement was approved earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreement, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the new subadvisory agreement with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolio by Salomon Brothers under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers and the existing subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers’ portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers’ organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance reports from the Portfolio’s Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Salomon Brothers and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the fourth quartile over a one-year period ending December 31, 2004, performance that was in the third quartile over a three-year period ending December 31, 2004, and performance that was in the fourth quartile over a five-year period ending December 31, 2004 in relation to the Peer Group. While expressing the view that the Portfolio’s performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Fund’s performance was not attributable to the existing subadvisers, each of which had only served as subadvisers to the Portfolio since November, 2004. In light of this, the Board concluded that it was reasonable to allow the subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to monitor the situation.

The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over various periods.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolio. As a result of the above considerations, the Board concluded that Salomon Brothers’ proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadviser’s Profitability. Because the engagement of Salomon Brothers is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio’s assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time. In addition, the Board noted that the subadvisory fee rate does not impact the fees paid by shareholders, since subadvisory fees are paid by the Manager out of its management fee.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers’ relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning Salomon Brothers

Salomon Brothers Asset Management, Inc. was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Salomon Brothers’s principal address is 399 Park Avenue. New York, New York 10022. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., a financial services holding company, has its principal executive offices at 100 Light Street, Baltimore, Maryland 21202. Salomon Brothers had $88,570 million in assets under management as of December 31, 2005. Exhibit C contains information about the other mutual funds managed by Salomon Brothers with investment objectives and strategies similar to those of the AST Small-Cap Value Portfolio, which Salomon Brothers will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of Salomon Brothers.

AST T. Rowe Price Large-Cap Growth Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with T.Rowe Price with respect to the AST T. Rowe Price Large-Cap Growth Portfolio. PI recommended that the Board approve T. Rowe Price as an additional subadviser, to replace the Portfolio’s existing subadviser, Alliance. With respect to the AST Large-Cap Value Portfolio, PI recommended the addition of T. Rowe Price in light of the fact that the Portfolio’s existing subadviser, Alliance, had maintained persistent underperformance, largely due to poor stock selection, relative to peers.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the prior subadviser under the subadvisory agreement and those that would be provided to the Portfolio by T. Rowe Price under the new subadvisory agreement, noting that the nature and extent of services under the prior and new agreement were generally similar in that the Alliance and T. Rowe Price were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of T.Rowe Price’s portfolio management team. The Board met in person with representatives of T. Rowe Price and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to T. Rowe Price organizational structure, senior management, investment operations, and other relevant information pertaining to T.Rowe Price. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to T. Rowe Price.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by T. Rowe Price and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by T. Rowe Price under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolios. With respect to the AST T. Rowe Price Large-Cap Growth Portfolio, the Board received and considered information about the Portfolio’s historical performance, noting that for the one-year and three-year periods ending December 31, 2004, the Portfolio’s returns underperformed the Peer Group, as well as the appropriate benchmark, resulting in performance in the bottom quarter relative to peers. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by T. Rowe Price utilizing an investment style and strategy similar to that proposed for the Portfolio’s, noting that T. Rowe Price had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to T.Rowe Price under the proposed new subadvisory agreement, which called for a fee rate of 0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million; and 0.35% of average daily net assets over $500 million. The Board also considered, among other things, the fee rates payable to T. Rowe Price by other funds for which T. Rowe Price serves as subadviser. As a result of the above considerations, the Board concluded that T. Rowe Price’s proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser’s Profitability. Because the engagement of T. Rowe Price is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of T. Rowe Price to experience economies of scale as each Portfolio grows in size. The Board noted T. Rowe Prices’s proposed subadvisory fee rate contains breakpoints.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by T. Rowe Price and its affiliates as a result of T. Rowe Price’s relationship with the Portfolios. The Board concluded that any potential benefits to be derived by T. Rowe Price included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning T. Rowe Price

T. Rowe Price Group, Inc., a publicly-traded financial services holding company, owns 100% of the stock of T. Rowe Price Associates, Inc. and all of its other subsidiaries.  T. Rowe Price Group is traded on the NASDAQ (TROW) and is included in the S&P 500 Index.  T. Rowe Price is located at 100 East Pratt Street Baltimore, MD 21202. As of December 31, 2005, T Rowe Price had $269.5 billion in assets under management. Exhibit C contains information about the other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of AST T. Rowe Price Large-Cap Growth Portfolio. Exhibit C also lists the principal executive officers and directors of T. Rowe Price.

AST Mid-Cap Value Portfolio

Pursuant to recommendations from PI, the Board approved new investment subadvisory agreements with EARNEST and WEDGE with respect to the AST Mid-Cap Value Portfolio. PI recommended that the Board approve EARNEST and WEDGE as subadvisers, to replace the Portfolio’s existing subadviser, GAMCO. With respect to the AST Mid-CapValue Portfolio, PI recommended the addition of EARNEST and WEDGE to better provide asset allocation options for the Portfolio.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the prior subadviser under the subadvisory agreement and those that would be provided to the Portfolio by EARNEST and WEDGE under the new subadvisory agreements, noting that the nature and extent of services under the prior and new agreement were generally similar in that GAMCO, EARNEST and WEDGE were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of EARNEST’s and WEDGE’s portfolio management teams. The Board met in person with representatives of EARNEST and WEDGE and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to EARNEST’s and WEDGE’s organizational structure, senior management, investment operations, and other relevant information pertaining to EARNEST and WEDGE. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to EARNEST and WEDGE.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by EARNEST and WEDGE and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by EARNEST and WEDGE under the new subadvisory agreements should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolios. With respect to the AST Mid-Cap Value Portfolio, the Board received and considered information about the Portfolio’s historical performance, noting that for the one-year and three-year periods ending December 31, 2004, the Portfolio’s returns were in the [first quartile] relative to the Peer Group. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by EARNEST and WEDGE utilizing an investment style and strategy similar to that proposed for the Portfolio’s, noting that EARNEST and WEDGE had each generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to both EARNEST and WEDGE under the proposed new subadvisory agreement, which each called for a fee rate of 0.40% of average daily net assets. The Board also considered, among other things, the fee rates payable to EARNEST and WEDGE by other funds for which EARNEST and WEDGE each serve as subadviser. As a result of the above considerations, the

Board concluded that EARNEST’s and WEDGE’s proposed subadvisory fee rate under the new subadvisory agreements was reasonable.

Subadviser’s Profitability. Because the engagement of EARNEST and WEDGE is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by each Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board considered information about the potential of EARNEST and WEDGE to experience economies of scale as each Portfolio grows in size. The Board noted EARNEST’s and WEDGE’s proposed subadvisory fee rate does not contains breakpoints. The Board noted that it reviews economies of scale and breakpoints in connection with its annual review of advisory agreements, and, given the size of the Portfolio, determined that the fees were reasonable at this time.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by EARNEST and WEDGE and their affiliates as a result of their relationship with the Portfolios. The Board concluded that any potential benefits to be derived by EARNEST and WEDGE included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning EARNEST

EARNEST Partners LLC, located at 75 Fourteenth Street, Suite 2300, Atlanta, GA 30309, is 100% employee owned. Exhibit C contains information about any other mutual funds managed by Salomon Brothers with investment objectives and strategies similar to those of the AST Mid-Cap Value Portfolio, which EARNEST will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of EARNEST.

Information Concerning WEDGE

WEDGE Capital Management L.L.P. is an independent investment advisor owned and operated by thirteen General Partners.  The firm was founded in July of 1984 and provides a range of value equity, fixed income, and balanced investment products to institutional and high net-worth clients. WEDGE is located at 301 South College St., #2920, Charlotte, NC 28202. Exhibit C contains information about the other mutual funds managed by Salomon Brothers with investment objectives and strategies similar to those of the AST Mid-Cap Value Portfolio, which WEDGE will be joining as a New Subadviser. Exhibit C also lists the principal executive officers and directors of WEDGE.

Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under each Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the annual rates listed above for each Portfolio.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, the New Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the New Subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio’s management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Shareholder Proposals

As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March ___, 2006

EXHIBIT A

AMERICAN SKANDIA TRUST

[ ]

SUBADVISORY AGREEMENT

Agreement made as of this __th day of March, 2006 between Prudential Investments LLC (PI, or the Manager), a New York limited liability company, and __________ ( or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with American Skandia Trust, a Massachusettes business trust (the Fund) and a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to a portion of the Fund’s portfolio and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the

Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at

              , attention:                                    .

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the

Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

10. This Agreement shall be governed by the laws of the State of New York.

11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

[	]

By:
Name:
Title:

SCHEDULE A

AST Small-Cap Value Portfolio

As compensation for services provided by the subadvises for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay the subadviser a fee equal, on an annualized basis, to the following:

Fund	Subadviser	Fee Rate
AST Small-Cap Value Portfolio	Salomon Brothers	0.40% of average daily net assets

SCHEDULE A

AST Large-Cap Value Portfolio

As compensation for services provided by the subadviser for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay the subadviser a fee equal, on an annualized basis, to the following:

Fund	Subadviser	Fee Rate
AST Large-Cap Value Portfolio	J.P. Morgan	0.30% of average daily net assets to $250 million and 0.25% of average daily net assets over $250 million.

SCHEDULE A

AST T. Rowe Price Large-Cap Growth Portfolio

As compensation for services provided by the subadviser for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay the subadviser a fee equal, on an annualized basis, to the following:

Fund	Subadviser	Fee Rate
SP T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price*	0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million; and 0.35% of average daily net assets over $500 million.

* For purposes of calculating the fee payable to T. Rowe Price, the assets of the AST T.Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price will be combined with the assets of the Prudential Series Fund/ SP T. Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price.

SCHEDULE A

AST Mid-Cap Value Portfolio

As compensation for services provided by the subadvisers for management of a portion of the Fund’s portfolio, Prudential Investments LLC will pay the subadvisers a fee equal, on an annualized basis, to the following:

Fund	Subadviser	Fee Rate
AST Mid-Cap Value Portfolio	EARNEST WEDGE	0.40% of average daily net assets 0.40% of average daily net assets

EXHIBIT B

MANAGEMENT OF THE COMPANY

The Managers

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and American Skandia Investment Services, Inc. (ASISI), One Corporate Drive, Shelton, Connecticut 06484, serve as the Trust’s Managers under a management agreement (the Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 8, 2005. The shareholders of the Trust last approved the Management Agreement on April 3, 2003.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI and ASISI are subject to the supervision of the Trustees and, in conformity with the stated policies of the Trust, PI and ASISI manage both the investment operations of the Trust and the composition of the Trust’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. The Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Managers review the performance of all subadvisers engaged for the Trust, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Managers are obligated to keep certain books and records of the Fund. The Managers also administer the Trust’s business affairs and, in connection therewith, furnish the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC), the Trust’s custodian, and PFPC, Inc., the Trust’s transfer and dividend disbursing agent. The management services of the Managers for the Trust are not exclusive under the terms of the Management Agreement, and the Managers are free to, and do, render management services to others.

The Managers have authorized any of their Trustees, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by the Managers under the Management Agreement may be furnished by any such Trustees, officers or employees of the Managers.

In connection with its management of the business affairs of the Trust, the Managers bear the following expenses:

(a) the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust’s subadvisers;

(b) all expenses incurred by the Managers or by the Trust in connection with managing the ordinary course of the Trust’s business, other than those assumed by the Trust, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Managers and each subadviser.

For its services, PI is compensated by the Trust as follows:

Fund	Fee, as a % of average daily net assets
AST Small-Cap Value Portfolio	.90%
AST Large-Cap Value Portfolio	.75%
AST T. Rowe Price Large Cap Growth Portfolio	.90%
AST Mid-Cap Value Portfolio	.95%

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Managers, (b) the fees and expenses of Trustees who are not affiliated persons of the Managers or the Trust’s subadvisers, (c) the fees and certain expenses of the Trust’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Managers in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust’s shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that the Managers will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Fund, by vote of a majority of the Trust’s outstanding voting securities (as defined in the Investment Company Act) or by the Trust, upon not more than 60 days’ nor less than 30 days’ written notice to the Trust.

Information About PI and ASISI

PI and ASISI are both wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies, in addition to the Trust:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style

Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

ASISI co-manages the Strategic Partners Mutual Funds, in addition to the Trust.

Directors and Officers of PI and ASISI

The business and other connections of the directors and principal executive officers of PI and ASISI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI and ASISI	Principal Occupations
Deborah A. Docs	Vice President and Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

President (since April 1999) of Prudential Investment

Management Services LLC (PIMS); Director,

Executive Vice President and Chief Administrative

Officer (since May 2003) of American Skandia

Investment Services, Inc, American Skandia Advisory

Services, Inc., and American Skandia Fund Services,

Inc.; Executive Vice President (since March 1999) of

Prudential Mutual Fund Services LLC; formerly Senior

Vice President (March 1987-May 1999) of Prudential

Securities Incorporated (Prudential Securities); Vice

President and Director (since May 1989) and Treasurer

(since 1999) of the Asia Pacific Fund, Inc.

David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since

September 2004) of Prudential; Senior Vice President

and Assistant Secretary (since November 2004) of

Prudential Investments LLC; previously General

Counsel, Chief Compliance Officer, Chief Risk Officer

and Corporate Secretary (1997-2002) of Zurich

Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Transfer Agent

The Trust’s transfer agent is PFPC, Inc, 103 Bellevue Parkway, Wilmington, Delaware 19809, a Delaware corporation that is an indirect wholly-owned subsidiary of PNC Financial Corp. For the fiscal year ended December 31, 2005, the Funds incurred fees for the services of PFPC, Inc. of approximately: [to confirm]

Distribution

The Trust currently sells its shares directly to life insurance companies and their separate accounts. The Trust currently has no principal underwriter.

Brokerage

The Funds paid commissions for the to affiliated broker dealers as follows:

Fund	Prudential Securities Inc/Wachovia Securities LLC	American Skandia Marketing	Other Affiliated Brokers
AST T. Rowe Price Large Cap Growth Portfolio	[To come]	[to come]	[to come]
AST Large-Cap Value Portfolio	$8,829 (2.8% of total commission) (.75% of total dollar amount of transactions)	---	---

AST Small-Cap Value Portfolio	$4,150 (.44% of total commissions) (.48% of total dollar amount of transactions)	---	Gabelli Securities: $593,951 (59.72% of total commissions) (57.58% of total dollar amount of transactions
AST Mid-Cap Value Portfolio	[To come]	[To come]	[To come]

Information about the AST Large-Cap Value Portfolio’s Other Subadvisers and Subadvisory Agreements

J.P. Morgan has joined Hotchkis & Wiley and J.P. Morgan as a subadviser of the AST Large-Cap Value Portfolio. The current subadvisory agreement with Hotchkis & Wiley provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets. In 2005, the Managers, which compensate the subadvisers, paid $_________ to Hotchkis & Wiley pursuant to the subadvisory agreement pertaining to the AST Large-Cap Value Portfolio. The subadvisory agreement with Hotchkis & Wiley was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

Information about the AST Small-Cap Value Portfolio’s Other Subadvisers and Subadvisory Agreements

SaBAM has joined J.P. Morgan, Lee Munder and Integrity as a subadviser of the AST Small-Cap Value Portfolio. The current subadvisory agreement with J.P. Morgan provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $________ to J.P. Morgan pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The subadvisory agreement with J.P. Morgan was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with Lee Munder provides that the subadviser will be compensated at a rate equal to 0.40% of average daily net allocated assets. In 2005, the Managers paid $____ to Lee Munder pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The subadvisory agreement with Lee Munder was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

The current subadvisory agreement with Integrity provides that the subadviser will be compensated at a rate equal to 0.50% of average daily net allocated assets up to and including $150 million, plus 0.45% of average daily net allocated assets exceeding $150 million. In 2005, the Managers paid $____ to Integrity pursuant to the subadvisory agreement pertaining to the AST Small-Cap Value Portfolio. The subadvisory agreement with Integrity was approved by the Board without shareholder approval pursuant to the Manager of Managers Order.

EXHIBIT C

OTHER FUNDS MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

The following table sets forth information relating to the other registered investment company portfolios for which T. Rowe Price acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST T. Rowe Price Large-Cap Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Prudential Series Fund/ SP T. Rowe Price Large Cap Growth Portfolio	[to come]	$73,803,856
T. Rowe Price Institutional Large Cap Growth Fund		$204,605,627
Principal Investors Fund, Inc. Partners Large Cap Growth Fund		$1,011,344,349
Principal Variable Contracts Fund, Inc. Equity Growth Series		$274,128,847

MANAGEMENT OF T. ROWE PRICE ASSOCIATES, INC.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of T. Rowe Price.

Name and Address*	Position with and Principal Occupation
Edward C. Bernard	Director
James A.C. Kennedy	Director
Mary J. Miller	Director
George A. Roche	Director and President
Brian C. Rogers	Director and Chief Investment Officer
David J.L. Warren	Director
Kenneth V. Moreland	Chief Financial Officer
John R. Gilner	Chief Compliance Officer

*The address of each person is 100 East Pratt Street, Baltimore, MD 21202.

OTHER FUNDS MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Small-Cap Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Season Series Small Cap Portfolio	[to come]	$42.2 million
John Hancock Special Value Trust		$49.7 million
John Hancock Special Value Fund II		$102.5 million
Smith Barney Small Cap Value Fund		$739.1 million

MANAGEMENT OF SALOMON BROTHERS ASSET MANAGEMENT, INC.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of Salomon Brothers.

Name and Address*	Position with and Principal Occupation
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel- Citigroup Asset Management
Evan L. Merberg	Director
Michael Even	Director
Barbara Manning	Chief Compliance Officer
Legg Mason, Inc., 100 Light Street, Baltimore, MD 21202	Sole Member

*The address of each person, unless otherwise indicated, is 399 Park Avenue, New York, NY 10022.

OTHER FUNDS MANAGED BY EARNEST PARTNERS LLC.

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Mid-Cap Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
None	---	---

MANAGEMENT OF EARNEST PARTNERS LLC.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of EARNEST.

Name and Address	Position with and Principal Occupation
Paul Viera, 75 Fourtheenth Street, Suite 2300, Atlanta, GA 30309	CEO, Partner

OTHER FUNDS MANAGED BY WEDGE CAPITAL MANAGEMENT LLP.

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Mid-Cap Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Columbus Fund	To come	$5.3 million

MANAGEMENT OF WEDGE CAPITAL MANAGEMENBT LLP.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of WEDGE.

Name and Address*	Position with and Principal Occupation
R. Michael James	General Partner
Gilbert E. Galle	General Partner
Michael Gardner	General Partner
David A. Thompson	General Partner
Peter F. Bridge	General Partner
Martin L. Robinson	General Partner
Bradley S. Fisher	General Partner
J. Scott Jeffords	General Partner
John P. Kendall	General Partner
Gary S. Cotler	General Partner
Linda E. Matney	General Partner
Paul M. VeZolles	General Partner
Bradely W. Horstmann	General Partner

*The address of each person is 301 South College Street, # 2920, Charlotte, NC 28202.

OTHER FUNDS MANAGED BY J.P. MORGAN

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of AST Large-Cap Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Prudential Series Fund/SP Large Cap Value Portfolio	To come	To come
Target Large Cap Value Portfolio
SP Large Cap Value Portfolio
SP Asset Allocation Funds/Consverative, Moderate and Growth Allocation Funds (large cap value sleeves)

MANAGEMENT OF J.P. MORGAN

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of J.P. Morgan.

Name and Address*	Position with and Principal Occupation
Evelyn V. Guernsey	Managing Director
George C.W. Gatch	Managing Director
Seth B. Bernstein	Managing Director
Clive Brown	Managing Director
Lawrence M. Unrein	Managing Director
Martin R. Porter, 20 Finsbury Street, London EC2Y 9AQ	Managing Director
Andrew Spencer	Managing Director
Anthony M. Roberts	Managing Director
Thomas J. Smith	Managing Director

*The address of each person, unless otherwise indicated, is 522 Fifth Avenue, New York, NY 10036

EXHIBIT D

SHAREHOLDER INFORMATION

As of _______, 2006 the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of ________, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

AST Small-Cap Value Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

AST Large-Cap Value Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

AST T. Rowe Price Large-Cap Growth Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

AST Mid-Cap Value Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

D-1